Exhibit 99.3

July 2005

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-0629 or Brad.Adams@53.com

R. Mark Graf	Matt Curoe	Brad Adams
SVP/Chief Financial Officer	VP/External Reporting	VP/Investor Relations
(513) 534-6924	(513) 534-0482	(513) 534-0983

Quarterly Data

	Three Months Ended
	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003
Ratios (%)
Return on average assets	1.63	1.62	0.72	1.95	1.91	1.88	1.93	1.85
Return on average shareholders’ equity	18.1	18.0	7.6	21.1	21.0	19.7	20.1	19.3
Average equity as a percent of average assets	8.98	9.02	9.51	9.21	9.08	9.55	9.61	9.57
Net interest margin (FTE)	3.29	3.38	3.35	3.42	3.54	3.60	3.54	3.52
Efficiency	52.2	51.6	76.0	47.0	48.8	46.8	49.0	46.4
Net losses charged off as a percent of average loans and leases	0.34	0.40	0.44	0.40	0.43	0.54	0.72	0.59
Allowance for loan and lease losses as a percent of loans and leases (a)	1.09	1.11	1.19	1.23	1.31	1.32	1.33	1.49
Allowance for credit losses as a percent of loans and leases (a)	1.20	1.21	1.31	1.35	1.43	1.45	1.47	1.49
Nonperforming assets as a percent of loans, leases and other assets, including OREO	0.51	0.53	0.51	0.48	0.50	0.57	0.61	0.62
Underperforming assets as a percent of loans, leases and other assets, including OREO	0.71	0.73	0.74	0.72	0.73	0.82	0.89	0.90
Allowance for loan and lease losses as a percent of nonperforming assets (a)	212.17	209.01	235.32	253.29	262.83	231.17	218.85	238.69
Allowance for loan and lease losses as a percent of underperforming assets (a)	153.81	151.87	160.20	170.37	179.20	161.76	150.28	164.56
Allowance for credit losses as a percent of nonperforming assets (a)	232.88	228.64	259.05	278.70	286.87	253.92	242.01	238.69
Allowance for credit losses as a percent of underperforming assets (a)	168.83	166.14	176.36	187.47	195.60	177.67	166.19	164.56

Share Data
Earnings per share	$0.75	$0.73	$0.31	$0.84	$0.80	$0.76	$0.78	$0.73
Earnings per diluted share	0.75	0.72	0.31	0.83	0.79	0.75	0.77	0.72
Cash dividends per common share	0.35	0.35	0.35	0.32	0.32	0.32	0.29	0.29
Book value per share	16.82	16.04	16.00	16.11	14.97	15.77	15.29	15.24
Common shares outstanding (net of treasury)	555,938,071	554,054,749	557,648,989	561,112,890	560,804,042	562,131,643	566,685,301	570,298,014
Market price per share:
High	$44.67	$48.12	$52.34	$54.07	$57.00	$60.00	$60.01	$59.44
Low	40.24	42.05	45.32	46.59	51.13	53.27	55.47	52.50
Close	41.17	42.98	47.30	49.22	53.78	55.37	59.10	55.54
Price/earnings ratio (b)	15.77	16.22	17.65	15.68	17.75	18.77	20.59	20.05

Supplemental Data
Common dividends declared ($ in millions)	$195	$194	$195	$180	$180	$180	$164	$166
Employees (full-time equivalents)	21,594	21,287	19,659	19,061	18,937	18,583	18,899	19,770
Banking centers	1,098	1,092	1,011	1,005	992	960	952	942
ATMs	1,994	1,988	1,898	1,872	1,844	1,827	1,905	1,891

(a)	As of December 31, 2004, the reserve for unfunded commitments has been reclassified from the allowance for loan and lease losses to other liabilities. The 2003 year end reserve for unfunded commitments and all subsequent activity has been reclassified to conform to the current presentation. The allowance for credit losses is the sum of the allowance for loan and lease losses and the reserve for unfunded commitments.
(b)	Based on the most recent twelve-month earnings per diluted share and end of period stock prices.

Quarterly Data

	Three Months Ended
	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003
Income Statement ($ in millions)
Interest income-FTE	$1,223	$1,153	$1,090	$1,052	$1,009	$999	$998	$993
Interest expense	465	394	338	286	238	240	253	258

Net interest income-FTE	758	759	752	766	771	759	745	735
Provision for loan and lease losses	60	67	65	26	90	87	94	112
Noninterest income:
Electronic payment processing revenue	180	168	173	152	148	148	160	143
Service charges on deposits	132	121	126	134	131	123	125	125
Mortgage banking net revenue	46	41	24	49	61	44	57	75
Investment advisory revenue	91	90	82	88	97	93	85	85
Other noninterest income	144	140	113	126	258	130	104	161
Operating lease revenue	15	20	27	35	44	52	58	66
Securities gains (losses), net	15	14	(78)	16	-	25	2	15
Foreign exchange income	12	13	12	11	10	11	8	10

Total noninterest income	635	607	479	611	749	626	599	680
Noninterest expense:
Salaries, wages & incentives	295	265	266	252	254	245	244	249
Employee benefits	67	82	56	64	66	76	53	61
Equipment expense	25	25	23	22	19	20	21	21
Net occupancy expense	54	54	48	45	47	46	47	36
Deposit insurance expense	2	2	2	2	6	6	6	6
Operating lease expense	10	15	20	24	32	38	44	50
Other noninterest expense	275	262	520	239	318	217	242	234

Total noninterest expense	728	705	935	648	742	648	657	657

Income from continuing operations before income taxes, minority interest and cumulative effect-FTE	605	594	231	703	688	650	593	646
Taxable equivalent adjustment	8	8	9	9	9	9	10	10

Income from continuing operations before income taxes, minority interest and cumulative effect	597	586	222	694	679	641	583	636
Applicable income taxes	180	181	46	223	231	211	182	208

Income from continuing operations before cumulative effect	417	405	176	471	448	430	401	428
Income from discontinued operations, net of tax (a)	-	-	-	-	-	-	41	1

Income before cumulative effect	417	405	176	471	448	430	442	429
Cumulative effect of change in accounting principle, net of tax	-	-	-	-	-	-	-	(11)

Net income	$417	$405	$176	$471	$448	$430	$442	$418

Net income available to common shareholders (b)	$417	$404	$176	$471	$448	$430	$441	$417

Regulatory Capital Data ($ in millions) (c)
Tier 1 capital	$7,799	$7,509	$8,522	$8,666	$8,346	$8,394	$8,272	$8,182
Tier 2 capital	2,134	2,125	1,654	1,674	1,763	1,727	1,824	1,845

Total risk-based capital	$9,933	$9,634	$10,176	$10,340	$10,109	$10,121	$10,096	$10,027

Total risk-weighted assets	$89,780	$89,401	$82,633	$80,749	$78,779	$76,587	$74,477	$72,893

Tier 1 capital ratio	8.69%	8.40%	10.31%	10.73%	10.59%	10.96%	11.11%	11.22%
Total risk-based capital ratio	11.06%	10.78%	12.31%	12.81%	12.83%	13.22%	13.56%	13.76%
Tier 1 leverage ratio	7.78%	7.62%	8.89%	9.13%	8.97%	9.23%	9.23%	9.21%

(a)	Includes gain on sale of discontinued operations of $40 million, net of tax, in 4th quarter 2003.
(b)	Dividend on Preferred Stock is $.185 million for all quarters presented.
(c)	June 30, 2005 regulatory capital data and ratios are estimated.

Quarterly Data

	As of
	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003
Balance Sheet - Assets ($ in millions)
Cash and due from banks	$2,781	$2,420	$2,561	$2,313	$2,358	$2,012	$2,359	$2,394
Available-for-sale securities	24,647	25,101	24,687	31,557	30,180	30,577	28,999	28,011
Held-to-maturity securities	307	303	255	254	212	179	135	145
Trading securities	84	128	77	81	97	96	55	96
Other short-term investments	113	1,213	532	384	258	191	268	163

Total securities	25,151	26,745	25,551	32,276	30,747	31,043	29,457	28,415

Total cash and securities	27,932	29,165	28,112	34,589	33,105	33,055	31,816	30,809
Loans held for sale	783	809	559	452	577	1,661	1,881	1,528
Loans and leases held for investment (before allowance)	66,296	64,902	59,808	58,036	56,679	53,912	52,308	51,807

Total loans and leases	67,079	65,711	60,367	58,488	57,256	55,573	54,189	53,335
Allowance for loan and lease losses	(722)	(717)	(713)	(713)	(744)	(713)	(697)	(772)
Goodwill	2,178	2,167	979	980	979	738	738	738
Intangible assets	231	243	150	157	164	155	195	213

Total goodwill & intangibles, net	2,409	2,410	1,129	1,137	1,143	893	933	951
Servicing rights	378	378	352	349	358	283	299	285
Other real estate owned	52	60	63	61	54	57	55	46
Operating lease equipment	161	224	304	394	525	658	767	899
Other assets	5,871	5,482	4,842	4,060	3,985	3,996	3,892	3,899

Total assets	$103,160	$102,713	$94,456	$98,365	$95,682	$93,802	$91,254	$89,452

Balance Sheet - Liabilities ($ in millions)
Interest checking	$18,811	$19,722	$19,481	$19,362	$19,243	$19,376	$19,757	$18,715
Savings	9,653	9,711	8,310	8,307	7,973	7,391	7,375	7,895
Money market deposits	4,732	4,777	4,321	4,264	2,854	2,995	3,201	3,389
Other time deposits	8,513	8,017	6,837	6,569	6,019	5,978	6,201	6,211

Total interest-bearing deposits	41,709	42,227	38,949	38,502	36,089	35,740	36,534	36,210
Certificates - $100,000 and over	3,986	3,867	2,121	2,092	2,825	2,569	1,856	2,484
Foreign office	3,089	5,257	3,670	3,380	5,957	4,567	6,563	3,725
Short-term borrowings	9,495	8,369	10,026	13,973	11,517	15,253	13,171	13,741
Long-term borrowings	17,494	16,321	13,983	15,128	14,775	10,990	9,063	9,255

Total interest-bearing liabilities	75,773	76,041	68,749	73,075	71,163	69,119	67,187	65,415

Demand deposits	14,393	13,960	13,486	12,886	13,037	12,374	12,141	11,875
Other liabilities	3,641	3,824	3,297	3,364	3,089	3,445	3,259	3,468

Total liabilities	93,807	93,825	85,532	89,325	87,289	84,938	82,587	80,758

Balance Sheet - Equity ($ in millions)
Common and preferred equity	10,762	10,569	10,507	10,515	10,225	9,989	9,749	9,460
Additional minimum pension liability	(4)	(4)	(64)	(66)	(63)	(63)	(63)	(52)
Net unrealized (losses) gains on available-for-sale securities and qualifying cash flow hedges	(131)	(319)	(105)	(152)	(491)	162	(57)	43
Treasury stock, at cost	(1,274)	(1,358)	(1,414)	(1,257)	(1,278)	(1,224)	(962)	(757)

Total shareholders’ equity	$9,353	$8,888	$8,924	$9,040	$8,393	$8,864	$8,667	$8,694

Preferred shares outstanding	9,250	9,250	9,250	9,250	9,250	9,250	9,250	9,250
Common shares outstanding (net of treasury)	555,938,071	554,054,749	557,648,989	561,112,890	560,804,042	562,131,643	566,685,301	570,298,014
Treasury shares held	27,489,033	29,372,355	25,802,702	22,338,801	22,647,649	21,320,048	16,766,390	13,153,677

Quarterly Data

	Three Months Ended
	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003
Average Balance Sheet ($ in millions)
Taxable securities	$24,901	$25,263	$28,859	$30,523	$30,253	$29,085	$28,568	$27,916
Tax exempt securities	815	856	866	890	920	995	1,026	1,050
Loans and leases	66,762	65,076	59,440	57,679	56,325	54,688	53,886	53,871

Total earning assets	92,478	91,195	89,165	89,092	87,498	84,768	83,480	82,837

Cash and due from banks	2,822	2,619	2,445	2,265	2,106	2,046	2,044	1,398
Other assets	8,182	7,908	6,171	5,603	5,447	5,828	5,863	5,925
Allowance for loan and lease losses	(717)	(714)	(719)	(748)	(720)	(699)	(771)	(740)

Total assets	$102,765	$101,008	$97,062	$96,212	$94,331	$91,943	$90,616	$89,420

Interest checking	$19,267	$19,972	$19,345	$19,570	$19,268	$19,552	$19,303	$18,673
Savings	9,697	9,339	8,447	8,212	7,803	7,294	7,700	8,095
Money market deposits	4,755	4,786	4,227	3,542	2,965	3,149	3,388	3,356
Other time deposits	8,286	7,787	6,681	6,539	5,822	5,780	6,086	5,941

Total customer interest-bearing deposits	42,005	41,884	38,700	37,863	35,858	35,775	36,477	36,065
Certificates - $100,000 and over	3,946	3,539	2,106	2,459	2,836	2,213	2,170	4,472
Foreign office	3,907	4,340	4,073	3,315	4,488	5,935	5,606	3,340
Short-term borrowings	9,372	9,878	11,208	13,274	15,175	14,529	14,254	13,554
Long-term borrowings	17,049	15,604	15,585	15,055	12,317	10,294	9,149	9,581

Total interest-bearing liabilities	76,279	75,245	71,672	71,966	70,674	68,746	67,656	67,012
Demand deposits	13,905	13,484	13,107	12,537	12,251	11,402	11,460	10,859
Other liabilities	3,357	3,171	3,054	2,848	2,840	3,016	2,792	2,988

Total liabilities	93,541	91,900	87,833	87,351	85,765	83,164	81,908	80,859

Shareholders’ equity	9,224	9,108	9,229	8,861	8,566	8,779	8,708	8,561

Total liabilities & shareholders’ equity	$102,765	$101,008	$97,062	$96,212	$94,331	$91,943	$90,616	$89,420

Average loans and leases (excluding held for sale)	$65,649	$64,269	$58,714	$57,160	$54,960	$52,927	$52,402	$50,615

Average common shares outstanding:
Basic	553,871,720	556,361,533	560,161,550	560,335,242	560,976,289	563,583,277	568,104,211	570,087,666
Diluted	558,176,454	561,658,848	566,107,746	566,543,043	568,715,944	571,612,473	576,881,193	578,777,162

Quarterly Data

	Three Months Ended
	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003
Asset Quality ($ in millions)
Nonaccrual loans and leases	$273	$268	$228	$207	$216	$233	$242	$271
Renegotiated loans and leases	1	1	1	3	3	1	8	-
Other assets, including other real estate owned	66	74	74	72	64	74	69	52

Total nonperforming assets	340	343	303	282	283	308	319	323
Ninety days past due loans and leases	129	129	142	137	132	133	145	146

Total underperforming assets	$469	$472	$445	$419	$415	$441	$464	$469

Loan Portfolio ($ in millions)(net of unearned discount)
Commercial and residential construction loans	$6,201	$5,922	$4,726	$4,448	$4,108	$3,820	$3,636	$3,470
Commercial mortgage	9,091	9,048	7,636	7,644	7,541	7,197	6,894	6,590
Commercial loans and leases	21,554	20,917	19,484	18,628	18,551	17,899	17,489	16,987
Residential mortgages	7,808	8,208	7,533	6,912	6,416	5,811	5,530	6,015
Home equity loans	11,521	11,101	10,522	10,253	9,849	9,305	9,001	8,704
Credit card	749	790	843	809	779	757	762	620
Other consumer loans and leases	10,155	9,725	9,623	9,794	10,012	10,784	10,877	10,949

Total loans and leases	$67,079	$65,711	$60,367	$58,488	$57,256	$55,573	$54,189	$53,335

Average Loan Portfolio ($ in millions)(net of unearned discount)
Commercial and residential construction loans	$6,043	$5,338	$4,625	$4,315	$3,924	$3,746	$3,547	$3,401
Commercial mortgage	9,042	8,385	7,617	7,582	7,327	7,034	6,708	6,423
Commercial loans and leases	21,204	21,466	18,898	18,368	18,030	17,507	17,176	16,949
Residential mortgages	8,453	8,417	7,346	6,631	6,173	5,654	5,927	6,689
Home equity loans	11,325	10,929	10,414	10,060	9,563	9,143	8,881	9,500
Credit card	755	830	827	797	767	758	642	609
Other consumer loans and leases	9,940	9,711	9,713	9,926	10,541	10,846	11,005	10,300

Total loans and leases	$66,762	$65,076	$59,440	$57,679	$56,325	$54,688	$53,886	$53,871

Nonperforming Loans ($ in millions)(non-accrual plus renegotiated)
Commercial construction loans	$24	$23	$13	$11	$14	$23	$19	$20
Commercial mortgage	56	56	51	51	47	48	42	42
Commercial loans and leases	132	132	111	99	107	111	136	158
Residential mortgage and construction	25	24	24	22	23	25	26	27
Other consumer loans and leases	37	34	30	27	28	27	27	24

Total nonperforming loans	$274	$269	$229	$210	$219	$234	$250	$271

Credit Charge-Offs ($ in millions)
Gross charge-offs	$76	$80	$84	$72	$76	$88	$115	$92
Recoveries	(21)	(17)	(19)	(15)	(17)	(17)	(19)	(17)

Net charge-offs	$55	$63	$65	$57	$59	$71	$96	$75